Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of 8/2/2017)

*Please read in conjunction with the Company's 10-Q previously filed with the Securities and Exchange Commission on May 8, 2017 as well as the "Explanation of Non-GAAP Financial Measures" posted to the Company's IR website.

	FY 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016	Q1 2017	Q2 2017
Revenue ($000's)
Total GAAP Revenue	$468,520	$128,383	$142,719	$147,955	$149,071	$568,128	$152,919	$161,306
Growth %	16%	16%	24%	22%	22%	21%	19%	13%

Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945
Total Non-GAAP Revenue	$466,363	$128,040	$142,461	$147,794	$148,884	$567,179	$153,624	$162,251
Growth %	15%	16%	25%	22%	23%	22%	20%	14%

GAAP On Demand Revenue	$450,962	$123,411	$136,610	$140,883	$141,627	$542,531	$146,213	$154,727
Growth %	15%	16%	23%	21%	21%	20%	18%	13%

Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945
Non-GAAP On Demand Revenue	$448,805	$123,068	$136,352	$140,722	$141,440	$541,582	$146,918	$155,672
Growth %	15%	16%	24%	21%	21%	21%	19%	14%

On Premise Revenue	$2,970	$772	$687	$682	$695	$2,836	$675	$659
Professional & Other Revenue	$14,588	$4,200	$5,422	$6,390	$6,749	$22,761	$6,031	$5,920

Expenses ($000's)
Cost of Revenue
GAAP View	$198,613	$54,748	$62,078	$64,111	$61,364	$242,301	$63,042	$67,544
Stock-based expense	(4,046)	(751)	(826)	(929)	(804)	(3,310)	(853)	(1,050)
Amortization of intangible assets	(14,213)	(4,165)	(4,141)	(4,296)	(4,159)	(16,761)	(3,689)	(3,691)
Headquarters relocation costs	-	(584)	(679)	(760)	-	(2,023)	-	-
Non-GAAP View	$180,354	$49,248	$56,432	$58,126	$56,401	$220,207	$58,500	$62,803
Depreciation	(9,802)	(2,692)	(3,054)	(2,834)	(2,825)	(11,405)	(2,883)	(3,063)
Adjusted EBITDA View	$170,552	$46,556	$53,378	$55,292	$53,576	$208,802	$55,617	$59,740

Product Development
GAAP View	$68,799	$17,272	$18,878	$18,743	$18,714	$73,607	$20,387	$21,290
Stock-based expense	(8,585)	(1,449)	(1,897)	(1,900)	(1,825)	(7,071)	(1,879)	(2,454)
Asset impairment and loss on disposal of assets	(1,418)	-	-	-	-	-	-	-
Headquarters relocation costs	-	(154)	(176)	(211)	-	(541)	-	-
Non-GAAP View	$58,796	$15,669	$16,805	$16,632	$16,889	$65,995	$18,508	$18,836
Depreciation	(5,279)	(1,200)	(1,462)	(1,502)	(1,572)	(5,736)	(1,530)	(1,561)
Adjusted EBITDA View	$53,517	$14,469	$15,343	$15,130	$15,317	$60,259	$16,978	$17,275

Sales & Marketing
GAAP View	$123,108	$32,199	$35,129	$33,860	$34,025	$135,213	$35,147	$39,235
Stock-based expense	(12,996)	(2,974)	(3,799)	(1,406)	(3,185)	(11,364)	(3,128)	(4,266)
Amortization of intangible assets	(11,164)	(2,946)	(3,596)	(3,551)	(3,414)	(13,507)	(4,100)	(4,536)
Headquarters relocation costs	-	(170)	(184)	(220)	-	(574)	-	-
Non-GAAP View	$98,948	$26,109	$27,550	$28,683	$27,426	$109,768	$27,919	$30,433
Depreciation	(2,170)	(606)	(615)	(593)	(586)	(2,400)	(588)	(663)
Adjusted EBITDA View	$96,778	$25,503	$26,935	$28,090	$26,840	$107,368	$27,331	$29,770

General & Administrative
GAAP View	$68,814	$18,346	$21,932	$21,677	$23,058	$85,013	$24,251	$27,370
Stock-based expense	(12,495)	(3,217)	(4,215)	(4,020)	(3,655)	(15,107)	(4,232)	(6,106)
Amortization of intangible assets	-	-	-	-	-	-	-	-
Asset impairment and loss on disposal of assets	(1,652)	-	(85)	(164)	(248)	(497)	(24)	(63)
Acquisition-related income (expense)	1,841	57	9	266	(695)	(363)	(1,210)	(1,354)
Cost related to Hart-Scott-Rodino review process	-					-	(481)	(2,228)
Headquarters relocation costs	-	(117)	(135)	(162)	-	(414)	-	-
Litigation-related expense	(2)	-	-	-	-	-	-	-
Non-GAAP View	$56,506	$15,069	$17,506	$17,597	$18,460	$68,632	$18,304	$17,619
Depreciation	(3,263)	(998)	(1,347)	(1,276)	(1,404)	(5,025)	(1,650)	(1,579)
Other (income) expense	82	(11)	(16)	(15)	(25)	(67)	(34)	(18)
Adjusted EBITDA View	$53,325	$14,060	$16,143	$16,306	$17,031	$63,540	$16,620	$16,022

Profitability ($000's)
GAAP Net Income (Loss)	$(9,218)	$2,996	$2,083	$4,210	$7,361	$16,650	$8,195	$6,213
Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945
Depreciation, asset impairment, and loss on disposal of assets	44,385	5,496	6,563	7,119	6,635	25,813	6,675	6,929
Amortization of intangible assets	25,377	7,111	7,737	7,847	7,573	30,268	7,789	8,227
Acquisition-related expense (income)	(1,841)	(57)	(9)	(266)	695	363	1,210	1,354
Cost related to Hart-Scott-Rodino review process	-					-	481	2,228
Interest expense, net	1,367	719	1,090	1,079	937	3,825	1,120	2,804
Income tax (benefit) expense	(3,846)	2,114	1,545	3,540	3,637	10,836	811	(3,132)
Litigation-related expense	2	-	-	-	-	-	-	-
Headquarters relocation costs	-	1,025	1,174	1,353	-	3,552	-	-
Stock-based expense	38,122	8,391	10,737	8,255	9,469	36,852	10,092	13,876
Adjusted EBITDA	$92,191	$27,452	$30,662	$32,976	$36,120	$127,210	$37,078	$39,444

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$137,239	$36,282	$38,467	$39,023	$39,118	$152,890	$40,341	$41,404
% of Total	31%	29%	28%	28%	28%	28%	27%	26%
Y-O-Y growth	13%	11%	14%	11%	10%	11%	11%	8%

Resident Services	$146,138	$45,071	$54,613	$58,351	$60,062	$218,097	$60,968	$64,860
% of Total	33%	37%	40%	41%	42%	40%	42%	42%
Y-O-Y growth	33%	36%	60%	50%	49%	49%	35%	19%

Leasing and Marketing	$118,697	$28,925	$29,618	$29,451	$27,562	$115,556	$27,815	$29,324
% of Total	26%	24%	22%	21%	20%	22%	19%	19%
Y-O-Y growth	0%	-2%	-3%	-2%	-3%	-3%	-4%	-1%

Asset Optimization	$46,731	$12,790	$13,654	$13,897	$14,698	$55,039	$17,794	$20,084
% of Total	10%	10%	10%	10%	10%	10%	12%	13%
Y-O-Y growth	13%	18%	17%	15%	20%	18%	39%	47%
Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$399,211	$110,464	$123,404	$127,155	$128,455	$489,478	$134,325	$141,459
% of Total	89%	90%	91%	90%	91%	90%	91%	91%
Y-O-Y growth	16%	18%	27%	24%	22%	23%	22%	15%

Transactional	$49,594	$12,604	$12,948	$13,567	$12,985	$52,104	$12,593	$14,213
% of Total	11%	10%	9%	10%	9%	10%	9%	9%
Y-O-Y growth	5%	5%	1%	3%	13%	5%	0%	10%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value		$529,052	$548,917	$565,700	$566,263		$596,159	$649,017
Total ACV Growth (QTD)		24%	21%	21%	21%		13%	18%
Organic ACV Growth (QTD)		10%	11%	10%	10%		11%	11%
Unit Trend (000's)
On Demand Units - Ending		10,999	11,141	11,251	10,989		11,112	11,485
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)		96.9%	97.0%	97.0%	96.9%		96.8%	96.6%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)		$48.10	$49.27	$50.28	$51.53		$53.65	$56.51
Top ACV / RPU
Top 100 ACV ($000's)		$232,031	$240,850	$245,947	$253,206		$255,262	$269,154

Top 100 ACV RPU		$71.02	$69.68	$72.63	$78.32		$79.59	$84.92

Top 50 RPU Clients RPU		$168.58	$172.32	$177.21	$186.47		$187.48	$182.61

Industry Data (1)
Occupancy		95.8%	96.2%	96.5%	96.1%		95.6%	96.2%

Annual Change in effective rents		5.0%	4.5%	4.0%	3.7%		3.7%	3.6%

Ongoing construction (thousands of units)		624	644	651	642		631	568

Supply (thousands of units)		246	269	272	291		302	323

Headcount
Total Ending RP Headcount		4,445	4,707	4,413	4,410		4,778	5,029

Total International Headcount (included above)		1,694	1,938	1,845	1,880		2,037	2,140
% International Headcount		38%	41%	42%	43%		43%	43%

(1) Based on information from MPF Research. Numbers can fluctuate based on data revisions/reclassifications as well as shifts in construction start or finish dates.